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                     SMITH BARNEY MUNI FUNDS (the "Fund")
                                 On Behalf of
                            Limited Term Portfolio
                     Supplement dated January 30, 2002 to
                      Prospectus dated December 19, 2001

The following revises and supersedes, as applicable, the information set forth in the Prospectus under "Comparing the fund's classes" and "Exchanging shares."

   Effective February 4, 2002, Class L shares may be exchanged for Class L shares of another Smith Barney fund. Not all Smith Barney funds offer all classes. Exchanges of Class L shares are subject to minimum investment requirements (except for systematic investment plan exchanges) and all shares are subject to the other requirements, including deferred sales charges, of the fund into which exchanges are made. If you exchange shares that are not already subject to a deferred sales charge, you may be subject to a 1.00% deferred sales charge if you redeem your shares within one year of the date of the exchange. If the exchanged shares were previously held subject to a deferred sales charge, your deferred sales charge (if any) will be measured from the date of the original purchase rather than from the date of the exchange. You should contact your Service Agent for further information.

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